UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 11, 2012

DORAL FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-31579	66-0312162
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: 787-474-6700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01	Other Events

Doral Financial Corporation (“Doral Financial” or the “Company”) entered into a written agreement with its primary supervisor, the Federal Reserve Bank of New York (the “FRBNY”), on September 11, 2012, which replaces and supersedes the existing Cease and Desist Order entered into by Doral Financial with the Board of Governors of the Federal Reserve System (the “Board of Governors”) on March 16, 2006. The written agreement, among other things, requires:

(i) Doral Financial take appropriate steps to fully utilize its financial and managerial resources to serve as a source of strength to Doral Bank, including steps to ensure that Doral Bank complies with any supervisory action taken by Doral Bank’s federal and state regulators;

(ii) Doral Financial undertake a management and staffing review to aid the in the development of a suitable management structure that is adequately staffed by qualified and trained personnel;

(iii) Doral Financial establish programs, policies and procedures acceptable to the FRBNY relating to credit risk management practices, credit administration, loan grading, asset improvement, other real estate owned, allowance for loan and lease losses, accounting and internal controls, and internal audit;

(iv) Doral Financial may not declare any dividends without the prior written approval of the FRBNY and the Director of Banking Supervision and Regulation of the Board of Governors, and Doral Financial may not directly or indirectly take any dividends or any other form of payment representing a reduction of capital from Doral Bank without the prior written approval of the FRBNY;

(v) Doral Financial and its nonbank subsidiaries may not, directly or indirectly, incur, increase or guarantee any debt without the prior written approval of the FRBNY;

(vi) Doral Financial may not, directly or indirectly, purchase or redeem any shares of its stock without the prior written approval of the FRBNY;

(vii) Doral Financial submit to the FRBNY an acceptable written plan to maintain sufficient capital at Doral Financial on a consolidated basis; and

(viii) Doral Financial must seek regulatory approval prior to the appointment of a new director or senior executive officer, any change in a senior executive officer’s responsibilities, or making certain severance or indemnification payments to directors, executive officers or other affiliated persons.

The final form of the written agreement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

For additional information relating to the actions taken or expected to be taken by Doral Financial and Doral Bank with respect to the FRBNY written agreement and the Consent Order dated August 8, 2012 between Doral Bank and the Federal Deposit Insurance Corporation (the “FDIC”) and the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico (the “Commissioner”), please refer to the disclosure provided by Doral Financial under Part II, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, which was filed by the Company with the Securities and Exchange Commission on August 8, 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Written Agreement by and between the Federal Reserve Bank of New York and Doral Financial Corporation dated September 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: September 13, 2012	By:	/s/ Enrique R. Ubarri
	Name:	Enrique R. Ubarri
	Title:	Executive Vice President and General Counsel